U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                -------------------------------------------------


         Date of Report (Date of earliest event reported): July 28, 2000

                        CHINA RESOURCES DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                              33-5628-NY                            97-0263643
(State or other jurisdiction            (Commission File Number)                    (IRS Employer
      of incorporation)                                                          Identification No.)
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                    Room 2005, 20/F., Universal Trade Centre
                               3-5A Arbuthnot Road
                               Central, Hong Kong
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                011-852-2810-7205

         (Former name or former address, if changed since last report.)

Page 1 of 14                                             Exhibit Index on page 5


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Item 1.    Changes in Control of Registrant.

           Not applicable.


Item 2.    Acquisition or Disposition of Assets.

           The Registrant's 61%-owned subsidiary, Hainan Zhongwei Agricultural
Resources Company Limited ("HARC"), a PRC company, entered into a Stock Purchase
Agreement, dated as of July 28, 2000, whereby it purchased 24,587,200 legal person shares, par value Rmb1 per share (the "Shares"), of Sundiro Motorcycle
Company Limited ("Sundiro"), a PRC company, from Hainan Guilinyang State Farm
("Guilinyang"), which is a wholly-owned subsidiary of the Hainan Farming Bureau.
The purchase price for the Shares was Rmb67,614,800 (U.S.$8,166,000) or Rmb2.75
(US$0.33) per share, which price reflected a discount of approximately 70% to the average closing price for the Shares for the five days preceding the date of the Stock Purchase Agreement, which was Rmb9.2 (US$1.1) per share, as reported on the Shenzhen Stock Exchange of the People's Republic of China. After the said purchase, HARC now owns approximately 8.7% of the total share capital of Sundiro.

           The Stock Purchase Agreement was approved by the Board of Directors of the Registrant, including a majority of the directors not affiliated with the Hainan Farming Bureau. Director Lin Yu Quan disclosed potential conflicts to the
Board, which resulted from his affiliation with Hainan Farming Bureau. The
Registrant issued a press release disclosing the transaction on August 15, 2000, a copy of which is attached as an exhibit to this report.

           ("Rmb" refers to Renminbi yuan, the lawful currency of the People's
Republic of China. Translation of amounts from Renminbi to U.S. dollars have been made at the single rate of exchange as quoted by the People's Bank of China
(the "PBOC Rate") on June 30, 2000, which was US$1.00 = Rmb8.28. The Renminbi is not freely convertible into foreign currencies, and no representation is made that the Renminbi amounts referred to herein could have been or could be converted into U.S. dollars at the PBOC Rate or at all.)

Item 3.    Bankruptcy or Receivership.

           Not applicable.


Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.



Item 5.    Other Events.

           Not applicable.
                                      -2-
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Item 6.    Resignations of Registrant's Directors

           Not applicable.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           The following exhibit is filed with this report:

           Exhibit No.             Exhibit Description
           -----------             -------------------

           10.26 Stock Purchase Agreement by and between HARC and Guilinyang dated July 28, 2000 (Certified
                                   English translation of original Chinese
                                   version filed herewith.)

           99.1                    Press Release issued by Registrant dated
                                   August 15, 2000 (Filed herewith.)


Item 8. Change in Fiscal Year.

         Not applicable.


                                      -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHINA RESOURCES DEVELOPMENT, INC.



August 15, 2000                             By: /s/ Ching Lung Po
                                               ------------------

                                            Name: Ching Lung Po

                                            Title: Chairman

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                                 EXHIBITS INDEX

Exhibit No.             Exhibit Description
-----------             -------------------

10.26        Stock Purchase Agreement by and between HARC and Guilinyang dated
             July 28, 2000 (Certified English translation of original Chinese version filed herewith.)

99.1 Press Release issued by Registrant dated August 15, 2000 (Filed herewith.)